UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2010 (February 11, 2010)
Burlington Northern Santa Fe, LLC
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation or Organization)	1-11535 (Commission File Number)	27-1754839 (I.R.S. Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, Texas (Address of Principal Executive Offices)	76131 (Zip Code)

(800) 795-2673
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On February 12, 2010, pursuant to the Agreement and Plan of Merger, dated as of November 2, 2009 (the “Merger Agreement”), by and among Burlington Northern Santa Fe Corporation, a Delaware corporation (the “Company”), Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”), and R Acquisition Company, LLC, a Delaware limited liability company wholly owned by Berkshire (“Merger Sub”), the Company merged with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of Berkshire.  Upon consummation of the Merger, Merger Sub changed its name to “Burlington Northern Santa Fe, LLC” (“BNSF”).

Immediately prior to completion of the Merger, Berkshire and its affiliates and associates owned 76,777,029 shares of BNSF common stock, representing approximately 22.5% of the total issued and outstanding shares of BNSF common stock.  As a result of the Merger, each share of common stock of the Company, par value $0.01 per share (the “Company Common Stock”), other than shares owned by Berkshire, the Company or any of their respective subsidiaries, were converted into the right to receive, at the election of the stockholder (subject to the proration and reallocation procedures described in the Merger Agreement), either (i) $100.00 in cash, without interest, or (ii) a portion of a share of Berkshire Class A common stock equal to the exchange ratio, which was calculated by dividing $100.00 by the average of the daily volume–weighted average trading prices per share of Berkshire Class A common stock over the ten trading day period ending on the second full trading day prior to completion of the Merger.  Fractional shares of Berkshire Class A common stock were not issued in the Merger.  Instead, shares of Berkshire Class B common stock were issued in lieu of fractional shares of Berkshire Class A common stock, and cash was paid in lieu of fractional shares of Berkshire Class B common stock.

Approximately 60% of the total merger consideration payable by Berkshire to stockholders of the Company is in the form of cash and approximately 40% is in the form of Berkshire common stock.  Berkshire used its own working capital and the proceeds from the issuance of $8 billion of new senior notes to finance the cash portion of the merger consideration.

The description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, the terms of which are incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Fifth Supplemental Indenture to the 1995 Indenture

In connection with the Merger, the Company and Merger Sub have executed and delivered to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association (as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, N.A., as successor in interest to The First National Bank of Chicago), as trustee (the “1995 Indenture Trustee”), a Fifth Supplemental Indenture, dated as of February 11, 2010 (the “Fifth Supplemental Indenture”), in accordance with that certain indenture dated as of December 1, 1995 (as amended and supplemented from time to time, the “1995 Indenture”) between the Company and the 1995 Indenture Trustee.

Pursuant to the Fifth Supplemental Indenture, effective upon consummation of the Merger, Merger Sub assumed the Company’s obligations for the due and punctual payment of the principal of and any premium and interest on all outstanding securities issued pursuant to the 1995 Indenture and the performance or observance of each other obligation or covenant of the 1995 Indenture on the part of the Company to be performed or observed.

As of February 12, 2010, the following 22 series of notes and debentures had been issued by the Company under the 1995 Indenture prior to the Merger:

1.	$750,000,000 4.700% Notes due October 1, 2019

2.	$200,000,000 6.75% Debentures due March 15, 2029

3.	$200,000,000 6.70% Debentures due August 1, 2028

4.	$200,000,000 8.125% Debentures due April 15, 2020

5.	$275,000,000 7.95% Debentures due August 15, 2030

6.	$400,000,000 6.75% Notes due July 15, 2011

7.	$300,000,000 5.90% Notes due July 1, 2012

8.	$250,000,000 4.875% Notes due January 15, 2015

9.	$300,000,000 6.20% Debentures due August 15, 2036

10.	$650,000,000 5.65% Debentures due May 1, 2017

11.	$650,000,000 6.15% Debentures due May 1, 2037

12.	$650,000,000 5.75% Notes due March 15, 2018

13.	$500,000,000 7.00% Notes due February 1, 2014

14.	$200,000,000 6.875% Debentures due December 1, 2027

15.	$200,000,000 7.25% Debentures due August 1, 2097

16.	$250,000,000 4.30% Notes due July 1, 2013

17.	$300,000,000 7.125% Notes due December 15, 2010

18.	$200,000,000 Puttable Reset Securities due May 13, 2029

19.	$200,000,000 7.29% Debentures due June 1, 2036

20.	$175,000,000 6.875% Debentures due February 15, 2016

21.	$350,000,000 7.00% Debentures due December 15, 2025

22.	$175,000,000 6.53% Medium-Term Notes, Series A due July 15, 2037

A copy of the Fifth Supplemental Indenture is attached hereto as Exhibit 4.1.  The foregoing description of the Fifth Supplemental Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture, the terms of which are incorporated by reference herein.

Second Supplemental Indenture to the 2005 Indenture

In connection with the Merger, the Company and Merger Sub have executed and delivered to U.S. Bank Trust National Association, a national banking association, as trustee (the “2005 Indenture Trustee”), a Second Supplemental Indenture, dated as of February 11, 2010 (the “Second Supplemental Indenture”), in accordance with that certain indenture dated as of December 8, 2005 (as amended and supplemented from time to time, the “2005 Indenture”) between the Company and the 2005 Indenture Trustee.

Pursuant to the Second Supplemental Indenture, effective upon consummation of the Merger, Merger Sub assumed the Company’s obligations for the due and punctual payment of the principal of and any premium and interest on all outstanding securities  issued pursuant to the 2005 Indenture and the performance or observance of each other obligation or covenant of the 2005 Indenture on the part of the Company to be performed or observed.

As of February 12, 2010, the following series of notes and debentures had been issued by the Company under the 2005 Indenture prior to the Merger:

1.	$500,000,000 6.613% Fixed/Floating Rate Junior Subordinated Notes due 2055

A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.2.  The foregoing description of the Second Supplemental Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Second Supplemental Indenture.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, all shares of Company Common Stock have been delisted from the New York Stock Exchange (the “NYSE”).

Accordingly, on February 16, 2010, at BNSF’s request, the NYSE filed with the Securities and Exchange Commission (the “SEC”) a “Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934”, on Form 25, in order to effect the delisting of the Company Common Stock from the NYSE and the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Additionally, BNSF intends to file with the SEC a “Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934”, on Form 15, ten days after the filing of the Form 25, requesting the termination of registration under Section 12(g) of the Exchange Act.

Item 3.03.  Material Modifications to Rights of Security Holders.

Upon consummation of the Merger, each share of Company Common Stock was converted into the right to receive, at the election of the stockholder and subject to certain proration and reallocation procedures, cash or Berkshire common stock, as further described above in Item 2.01.  The information set forth in Item 2.01, Item 2.03 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

PricewaterhouseCoopers LLP (“PwC”) was dismissed on February 16, 2010 as the independent registered public accounting firm of Burlington Northern Santa Fe Corporation (the “Company”).  The Board of Managers of Burlington Northern Santa Fe, LLC (“BNSF”) approved PwC’s dismissal.

The reports of PwC on the financial statements of the Company as of and for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.  During the Company’s fiscal years ended December 31, 2009 and 2008, and through February 16, 2010, the date of the dismissal of PwC, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

BNSF has provided PwC with a copy of the foregoing disclosure and requested that PwC furnish BNSF with a letter addressed to the SEC stating whether it agrees with such disclosure.  A copy of PwC’s letter is attached hereto as Exhibit 16.1.

Item 5.01.  Changes in Control of Registrant.

As a result of the Merger, the Company merged with and into Merger Sub, an indirect wholly owned subsidiary of Berkshire and, accordingly, a change in control with respect to the Company occurred on February 12, 2010.  The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.  Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, the Certificate of Formation of Merger Sub, as amended by the Certificate of Merger filed with the Delaware Secretary of State on February 12, 2010, became the Certificate of Formation of BNSF.  The amended version of the Certificate of Formation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

The Amended and Restated Limited Liability Company Operating Agreement (the “Operating Agreement”) of BNSF, adopted by National Indemnity Company as the sole member of BNSF, became effective as of February 12, 2010.  The Operating Agreement completely amended and restated that certain Limited Liability Company Operating Agreement of R Acquisition Company, LLC, dated as of November 2, 2009.  The Operating Agreement is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of November 2, 2009, by and among Berkshire Hathaway Inc., R Acquisition Company, LLC and Burlington Northern
Santa Fe Corporation (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated as of November 3, 2009; incorporated herein by reference)

3.1*
Certificate of Formation of Burlington Northern Santa Fe, LLC, as amended by the Certificate of Merger of Burlington Northern Santa Fe Corporation into
R Acquisition Company, LLC, filed with the Delaware Secretary of State on February 12, 2010

3.2*	Amended and Restated Limited Liability Company Operating Agreement of Burlington Northern Santa Fe, LLC, effective as of February 12, 2010

4.1*	Fifth Supplemental Indenture, dated as of February 11, 2010, by and among Burlington Northern Santa Fe Corporation, R Acquisition Company, LLC and The Bank of New York Mellon Trust Company, N.A.

4.2*	Second Supplemental Indenture, dated as of February 11, 2010, by and among Burlington Northern Santa Fe Corporation, R Acquisition Company, LLC and U.S. Bank Trust National Association

16.1*	Letter from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission, dated as of February 16, 2010

* Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE, LLC

Date: February 16, 2010	By:	/s/ James H. Gallegos
Name: James H. Gallegos
Title: Vice President – Corporate General Counsel